FORM 10f-3	FUND:  PaineWebber Growth Fund


Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures

1.	Issuer:  Infinity Broadcasting

2.	Date of Purchase:  12/9/98	3.
Date offering commenced:  12/9/98

3.	Underwriters from whom purchased:
Merrill Lynch

4.	"Affiliated Underwriter" managing or
participating in syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $2,870,000

6.	Aggregate principal amount of
offering:    $2,870,000,000

7.	Purchase price (net of fees and
expenses):    $20.5

8.	Initial public offering price:
$20.5

9.	Commission, spread or profit:
	%	$  .50

10.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of
1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.


___X__


_______
b.	The securities were purchased prior
to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______
c.	The underwriting was a firm
commitment underwriting.
___X___
_______
d.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.


___X___


_______
e.	(1)  If securities are registered
under the Securities Act of 1933, the
issuer of the securities and its
predecessor have been in continuous
operation for not less than three years.


___X___


_______
(2)  If securities are municipal
securities, the issue of securities has
received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.






___X___






_______
f.	The amount of such securities
purchased by all of the investment
companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed
10% of the principal amount of the
offering.




___X___




_______
g.	The purchase price was less than 3%
of the Fund's total assets.
___X___
_______
h.	No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
Underwriter.



___X___



_______

Approved:    /s/ Ellen R. Harris
	Date:    12/9/98



FORM 10f-3	FUND:  PaineWebber Growth Fund


Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures

1.	Issuer:  Fox Entertainment

2.	Date of Purchase:  11/10/98	3.
Date offering commenced:  11/10/98

3.	Underwriters from whom purchased:
Merrill Lynch

4.	"Affiliated Underwriter" managing or
participating in syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $1,350,000

6.	Aggregate principal amount of
offering:    $2,808,000,000

7.	Purchase price (net of fees and
expenses):    $22.50

8.	Initial public offering price:
$22.50

9.	Commission, spread or profit:
	%	$  .55

10.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of
1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.


___X__


_______
b.	The securities were purchased prior
to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______
c.	The underwriting was a firm
commitment underwriting.
___X___
_______
d.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.


___X___


_______
e.	(1)  If securities are registered
under the Securities Act of 1933, the
issuer of the securities and its
predecessor have been in continuous
operation for not less than three years.


___X___


_______
(2)  If securities are municipal
securities, the issue of securities has
received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.






___X___






_______
f.	The amount of such securities
purchased by all of the investment
companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed
10% of the principal amount of the
offering.




___X___




_______
g.	The purchase price was less than 3%
of the Fund's total assets.
___X___
_______
h.	No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
Underwriter.



___X___



_______

Approved:    /s/ Ellen R. Harris
	Date:    12/16/98



FORM 10f-3	FUND:  PaineWebber Growth Fund


Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures

1.	Issuer:  Republic Services

2.	Date of Purchase:  6/30/98	3.
Date offering commenced:  7/7/98

3.	Underwriters from whom purchased:
Merrill Lynch

4.	"Affiliated Underwriter" managing or
participating in syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $2,354,400

6.	Aggregate principal amount of
offering:    $1,320,000,000

7.	Purchase price (net of fees and
expenses):    $24

8.	Initial public offering price:  $24

9.	Commission, spread or profit:
	%	$  .73

10.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of
1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.


___X__


_______
b.	The securities were purchased prior
to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______
c.	The underwriting was a firm
commitment underwriting.
___X___
_______
d.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.


___X___


_______
e.	(1)  If securities are registered
under the Securities Act of 1933, the
issuer of the securities and its
predecessor have been in continuous
operation for not less than three years.


___X___


_______
(2)  If securities are municipal
securities, the issue of securities has
received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.






___X___






_______
f.	The amount of such securities
purchased by all of the investment
companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed
10% of the principal amount of the
offering.




___X___




_______
g.	The purchase price was less than 3%
of the Fund's total assets.
___X___
_______
h.	No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
Underwriter.



___X___



_______

Approved:    /s/ Ellen R. Harris
	Date:    7/17/98



FORM 10f-3	FUND:  PaineWebber Growth Fund


Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures

1.	Issuer:  Young & Rubicam

2.	Date of Purchase:  5/12/98	3.
Date offering commenced:  5/12/98

3.	Underwriters from whom purchased:
Donaldson, Lufkin & Jenrette

4.	"Affiliated Underwriter" managing or
participating in syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $475,500

6.	Aggregate principal amount of
offering:    $400,000,000

7.	Purchase price (net of fees and
expenses):    $25

8.	Initial public offering price:  $25

9.	Commission, spread or profit:
	%	$  .825

10.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of
1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.


___X__


_______
b.	The securities were purchased prior
to the end of the first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______
c.	The underwriting was a firm
commitment underwriting.
___X___
_______
d.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.


___X___


_______
e.	(1)  If securities are registered
under the Securities Act of 1933, the
issuer of the securities and its
predecessor have been in continuous
operation for not less than three years.


___X___


_______
(2)  If securities are municipal
securities, the issue of securities has
received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.






___X___






_______
f.	The amount of such securities
purchased by all of the investment
companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed
10% of the principal amount of the
offering.




___X___




_______
g.	The purchase price was less than 3%
of the Fund's total assets.
___X___
_______
h.	No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
Underwriter.



___X___



_______

Approved:    /s/  Ellen R. Harris
	Date:    6/9/98